UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported): September 30, 2008

BankUnited Financial Corporation

(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 1-13921

FL	650377773
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

255 Alhambra Circle, Coral Gables, FL 33134

(Address of Principal Executive Offices, Including Zip Code)

305-569-2000

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 30, 2008, Albert E. Smith submitted his resignation as a director of BankUnited Financial Corporation (the Company”) and its subsidiary, BankUnited, FSB (the “Bank”), to be effective December 1, 2008. Mr. Smith is resigning for health reasons. Mr. Smith has served as a director of the Company and the Bank since November 2003. His letter of resignation is attached hereto as Exhibit 17.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

17.1	Letter from Albert E. Smith, dated September 30, 2008

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

BANKUNITED FINANCIAL CORPORATION

Date: October 3, 2008	By:	/s/ Humberto L. Lopez
Humberto L. Lopez
Senior Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
17.1	Letter from Albert E. Smith, dated September 30, 2008